UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2016
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, TX 76177
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s telephone number, including area code)

20333 South Normandie Avenue, Torrance, California 90502
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Option Exercise
Farmer Bros. Co., a Delaware corporation (the “Company”), and WF-FB NLTX, LLC (“Landlord”) are parties to that certain Lease Agreement dated as of July 17, 2015, as amended by that certain First Amendment to Lease Agreement dated as of December 29, 2015, and that certain Second Amendment to Lease Agreement dated as of March 10, 2016 (the “Lease”), with respect to 28.132 acres of land and improvements being constructed thereon in Northlake, Texas (the “Leased Premises”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease. A description of the Lease is included under the heading “Facility Lease Obligation” in Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016 filed with the Securities and Exchange Commission (“SEC”) on May 6, 2016.
On June 15, 2016, the Company notified the Landlord that it was exercising the Purchase Option to purchase the Leased Premises pursuant to the terms of the Lease. The scheduled Completion Date for the Leased Premises is September 20, 2016. The actual Purchase Date will be designated by the Tenant at a later time in accordance with the terms of the Lease.

Registration Rights Agreement
On June 16, 2016, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of the investors identified on the signature pages thereto (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company has agreed to file a registration statement with the SEC under the Securities Act of 1933, as amended, covering the resale of up to 600,000 shares of the Company’s common stock. The Company is required to use commercially reasonable efforts to prepare and file the registration statement within 60 days of entry into the Registration Rights Agreement, and use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days (150 days if SEC review). The registration statement is required to remain effective until the earlier of two years and such time as there cease to be any Registrable Securities (as defined in the Registration Rights Agreement) subject thereto. In addition, in the event that the Company proposes to register shares of common stock (other than with respect to a registration statement on Forms S-4 or S-8), either for the Company’s own account or for the account of other security holders, the Investors will be entitled to certain “piggyback” registration rights allowing the Investors to include their shares in such registration, subject to customary limitations. The Registration Rights Agreement contains customary mutual indemnifications by the Company and the Investors for transactions of this type. Subject to certain exceptions relating to selling commissions and legal fees and expenses of the Investors, all expenses incurred with the registration of the Registrable Securities will be borne by the Company.

The foregoing description of the Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements
Certain statements contained in this report, including the scheduled completion date of the Company’s Texas facility, are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of completion of the sale of the Company’s Torrance facility and completion of construction of the Company’s Texas facility, the availability of capital resources to fund the Purchase Option under the Lease, the diversion of management time on the corporate relocation plan and other transaction-related issues, weather and special or unusual events, as well as other risks described in this report and other factors described from time to time in the Company’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of June 16, 2016, among Farmer Bros. Co. and the Investors identified on the signature pages thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2016

FARMER BROS. CO.

By:	/s/ Isaac N. Johnston, Jr.
Isaac N. Johnston, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of June 16, 2016, among Farmer Bros. Co. and the Investors identified on the signature pages thereto